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                                                                    Exhibit 10.3


                            LINKAGE SOLUTIONS, INC.

                        1999 DIRECTOR STOCK OPTION PLAN

1.   Purpose
     -------

     The purpose of this 1999 Director Stock Option Plan (the "Plan") of Linkage Solutions, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate outside directors ("Directors") of the Company by providing such Directors with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders.

2.   Eligibility
     -----------

     Each Director of the Company who is not an employee of the Company (an "Eligible Director") is eligible to be granted options (an "Option") under the Plan. Any person who has been granted an Option under the Plan shall be deemed a "Participant."

3.   Administration, Delegation
     --------------------------

      The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Option. No Director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

4.   Stock Available for Options
     ---------------------------

     a.   Number of Shares.  Subject to adjustment under Section 4(b), Options
          ----------------
may be made under the Plan for up to 150,000 shares of common stock, $.01 par value per share, of the Company (the "Common Stock"). If any Option expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Option shall again be available for the grant of Options under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
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     b.   Adjustment to Common Stock.  In the event of any stock split, stock
          --------------------------
dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iii) the number and class of securities available for automatic grants shall be appropriately adjusted by the Company (or substituted Options may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution)
is necessary and appropriate.   If this Section 4(b) applies and Section 6(c)
also applies to any event, Section 6(c) shall be applicable to such event, and this Section 4(b) shall not be applicable.

5.   Stock Options
     -------------

     a.   Automatic Grants.
          ----------------

          (i) Each Eligible Director who is serving on the Board on the effective date (the "Effective Date") of the initial public offering (the "IPO") of the Common Stock and who continues to serve after the closing of the IPO (each, an "IPO Director") shall be granted an Option to purchase 8,000 shares of Common Stock as of the Effective Date.

          (ii) Each IPO Director who is serving on the Board at the adjournment of the annual meeting of the Company held in the year 2000 or at the adjournment of any subsequent annual meeting shall be granted an option to purchase 4,000 shares of Common Stock at the close of business on the date of each such adjournment.

          (iii) Each Eligible Director who is not an IPO Director shall be granted an Option to purchase 8,000 shares of Common Stock at the close of business on the date such Eligible Director is first elected to serve on the Board.

          (iv) Each Eligible Director who is not an IPO Director and who is serving on the Board at the adjournment of any annual meeting which begins after the date of his or her election shall be granted an Option to purchase 4,000 shares of Common Stock at the close of business on the date of each such adjournment.

     b.   Option Exercise Price.  The option exercise price per share for each
          ---------------------
Option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock as listed on a nationally recognized securities exchange or the Nasdaq National Market, as the case may be, on the date of grant (or, if no such
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price is reported on such date, such price as reported on the nearest preceding day); or (ii) the fair market value of the stock on the date of grant, as determined by the Board of Directors, if the Common Stock is not publicly traded. Notwithstanding the preceding sentence, the option exercise price per share for each Option granted on the Effective Date shall be the price per share for which the Common Stock was offered to the public.

     c.   Exercise Period.  Each Option granted pursuant to clauses (i) and
          ---------------
(iii) of Section 5(a) shall vest and be exercisable on the first anniversary of the date of the grant of such Option, and each Option granted pursuant to clauses (ii) and (iv) of Section 5(a) shall vest and be exercisable on the earlier of (x) the first anniversary of the date of the grant of such option or
(y) the day prior to the first annual meeting of stockholders following the date of grant of such option, provided that, in each instance described herein the Participant continue to serve as a director on such dates. In addition, subject to the provisions of Section 5(d), no Option may be exercised more than 90 days after the Participant ceases to serve as a director of the Company and such Option may only be exercised for the purchase of such number of shares as were vested and exercisable at the time of such termination. No Option shall be exercisable after the expiration of ten (10) years from the date of grant or prior to approval of the Plan by the stockholders of the Company.

     d.   Exercise Period Upon Death or Disability.  Notwithstanding the
          ----------------------------------------
provisions of Section 5(c), any Option granted under the Plan:

          (i) may be exercised in full by a Participant who becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while serving as a Director of the Company; or

          (ii) may be exercised

               (x) in full upon the death of the Participant while serving as a
                   Director of the Company, or

               (y) to the extent then exercisable upon the death of the
                   Participant within 90 days of ceasing to serve as a Director of the Company,

               by the person to whom it is transferred by will, by the laws of descent and distribution, or by written designation of beneficiary filed with the Company;

in each such case within the period of one year after the date the Participant ceases to be such a director by reason of such death or disability; provided, that no Option shall be exercisable after the expiration of ten (10) years from the date of grant.
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     e.   Payment Upon Exercise.  Common Stock purchased upon the exercise of an
          ----------------------
Option granted under the Plan shall be paid for as follows:

          i.   in cash or by check, payable to the order of the Company;

          ii. except as the Board may otherwise provide in an Option Agreement, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or by delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

          iii. to the extent permitted by the Board and explicitly provided in an Option Agreement (i) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery, (ii) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (iii) by payment of such other lawful consideration as the Board may determine; or

          iv.  by any combination of the above permitted forms of payment.

6.   General Provisions Applicable to Options
     ----------------------------------------

     a.   Transferability of Options.  Except as the Board may otherwise
          --------------------------
determine or provide in an Option, Options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     b.   Documentation.  Each Option under the Plan shall be evidenced by a
          -------------
written instrument in such form as the Board shall determine. Each Option may contain terms and conditions in addition to those set forth in the Plan.

     c.   Acquisition Events.  Upon the occurrence of an Acquisition Event (as
          ------------------
defined below), the Participant shall have the right to exercise the Option in full, including with respect to shares of Common Stock as to which it would not otherwise be exercisable. In the event of an Acquisition Event, the Board shall notify the Participant in writing or electronically that the Option shall be fully exercisable for a period of not less than forty-five (45) days from the date of such notice, and the Option shall terminate upon the expiration of such period. An "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining
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outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; or (c) the complete liquidation of the Company.

     d.   Conditions on Delivery of Stock.  The Company will not be obligated to
          -------------------------------
deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Option have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     e.   Acceleration.  The Board may at any time provide that any Options
          ------------
shall become immediately exercisable in full or in part.

7.   Miscellaneous
     -------------

     a.   No Right To Board Membership or Other Status.  Neither the Plan nor
          --------------------------------------------
the granting of an Option shall be construed as giving a Participant the right to continue as a Director of the Company.

     b.   No Rights As Stockholder.  Subject to the provisions of the applicable
          ------------------------
Options, no Participant or beneficiary designated by the Participant shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Option until becoming the record holder of such shares.

     c.   Effective Date and Term of Plan.  The Plan shall become effective on
          -------------------------------
the date on which it is adopted by the Board. No Options shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Options previously granted may extend beyond that date.

     d.   Amendment of Plan.  The Board may amend, suspend or terminate the Plan
          -----------------
or any portion thereof at any time.

     e.   Governing Law.  The provisions of the Plan and all Options made
          -------------
hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                            LINKAGE SOLUTIONS, INC.

                      Nonstatutory Stock Option Agreement
                 Granted Under 1999 Director Stock Option Plan
                 ---------------------------------------------


1.   Grant of Option.
     ---------------

     This agreement evidences the grant by Linkage Solutions, Inc., a Delaware corporation (the "Company"), on [___________, ____] (the "Grant Date") to [__________________], a director of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1999 Director Stock Option Plan (the "Plan"), a total of [___________] shares of common stock, $.01 par value per share, of the Company ("Common Stock") (the "Shares") at $[__________] per Share. Unless earlier terminated, this option shall expire on the tenth anniversary of the Grant Date (the "Final Exercise Date").

     It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant," as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.   Vesting Schedule.
     ----------------

     This option will become exercisable ("vest") as to 100% of the original number of Shares on the first anniversary of the Grant Date. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

     The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.   Exercise of Option.
     ------------------

     a.   Form of Exercise.  Each election to exercise this option shall be in
          ----------------
writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

     b.   Continuous Relationship with the Company Required.  Except as
          -------------------------------------------------
otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the
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time he or she exercises this option, is, and has been at all times since the date of grant of this option, a director of the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     c.   Termination of Relationship with the Company.  If the Participant
          --------------------------------------------
ceases to be an Eligible Participant for any reason, then, except as provided in paragraph (d) below, the right to exercise this option shall terminate ninety
(90) days after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.

     d.   Exercise Period Upon Death or Disability.  Notwithstanding the
          ----------------------------------------
provisions of Section 5(c) of the Plan, any Option granted under the Plan:

          (i) may be exercised in full by the Participant who becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while serving as a director of the Company; or

          (ii) may be exercised

               (x) in full upon the death of the Participant while serving as a director of the Company, or

               (y) to the extent then exercisable upon the death of the
                   Participant within 90 days of ceasing to serve as a director of the Company,

               by the person to whom it is transferred by will, by the laws of descent and distribution, or by written designation of beneficiary filed with the Company;

in each such case within the period of one year after the date the Participant ceases to be such a director by reason of such death or disability; provided, that no Option shall be exercisable after the expiration of ten (10) years from the date of grant.

4.   Nontransferability of Option.
     ----------------------------

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

                                      -2-
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5.   Provisions of the Plan.
     ----------------------

     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.


     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                 LINKAGE SOLUTIONS, INC.



Dated: ______________________    By: ________________________________

                                 Name: ______________________________

                                 Title: _____________________________


                                      -3-
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                            PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1999 Director Stock Option Plan.

                              PARTICIPANT:


                              ______________________________________
                              Name:    _____________________________
                              Address: _____________________________
                                       _____________________________
                                       _____________________________


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